EXHIBIT 23.1

                     Consent of PricewaterhouseCoopers LLP
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                                                                    Exhibit 23.1

                        INDEPENDENT ACCOUNTANTS' CONSENT



     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-8 of our report dated February 2, 1999 which appears in the 1998 Annual Report to Shareholders of DSET Corporation on Form 10-K for the year ended December 31, 1998. We hereby consent to the reference to us under the heading "Experts" in such Prospectus.





/s/ PRICEWATERHOUSECOOPERS LLP
Florham Park, NJ
December 7, 1999